                            MEMORANDUM OF AGREEMENT
                             (Expense Limitations)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and A I M Advisors, Inc. ("AIM"). This Memorandum of Agreement restates the Memorandum of Agreement dated April 1, 2006 between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust. AIM shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and AIM agree as follows:

   For the Contractual Limits (listed in Exhibits A - E), the Trusts and AIM agree until at least the date set forth on the attached Exhibits A - E (the "Expiration Date") that AIM will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest; (ii) taxes;
(iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Funds' Board of Trustees; and (vi) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. With regard to the Contractual Limits, the Board of Trustees and AIM may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. AIM will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, each of the Trusts and AIM agree to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless the Trust and AIM have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - E), the Trusts and AIM agree that these are not contractual in nature and that AIM may establish, amend and/or terminate such expense limitations at any time in its sole discretion after consultation with the Funds' Board of Trustees. Any delay or failure by AIM to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and AIM have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

                                           AIM COUNSELOR SERIES TRUST
                                           AIM EQUITY FUNDS
                                           AIM FUNDS GROUP
                                           AIM GROWTH SERIES
                                           AIM INVESTMENT FUNDS
                                           AIM INVESTMENT SECURITIES FUNDS
                                           AIM SECTOR FUNDS
                                           AIM STOCK FUNDS
                                           AIM TAX-EXEMPT FUNDS
                                           AIM VARIABLE INSURANCE FUNDS
                                           SHORT-TERM INVESTMENTS TRUST
                                           TAX-FREE INVESTMENTS TRUST
                                           on behalf of the Funds listed in the
                                           Exhibits to this Memorandum of
                                           Agreement

                                           By:    /s/ Robert H. Graham
                                                  ------------------------------
                                           Title: President

                                           A I M Advisors, Inc.

                                           By:    /s/ Philip A. Taylor
                                                  ------------------------------
                                           Title: President
                                                             as of July 1, 2006

                         EXHIBIT "A" - RETAIL FUNDS/1/

FUNDS WITH FISCAL YEAR END OF MARCH 31

                               AIM Sector Funds

                                 Contractual/  Expense   Effective Date of  Expiration
Fund                              Voluntary   Limitation   Current Limit       Date
----                             ------------ ---------- ----------------- -------------
AIM Energy Fund
   Class A Shares...............  Voluntary     1.55%      July 1, 2005       N/A/2/
   Class B Shares...............  Voluntary     2.30%    August 12, 2003      N/A/2/
   Class C Shares...............  Voluntary     2.30%    August 12, 2003      N/A/2/
   Investor Class Shares........  Voluntary     1.55%     April 1, 2005       N/A/2/
   Institutional Class Shares...  Voluntary     1.30%    January 31, 2006     N/A/2/
AIM Financial Services Fund
   Class A Shares...............  Voluntary     1.30%      July 1, 2005       N/A/2/
   Class B Shares...............  Voluntary     2.05%    August 12, 2003      N/A/2/
   Class C Shares...............  Voluntary     2.05%     April 1, 2005       N/A/2/
   Investor Class Shares........  Voluntary     1.30%     April 1, 2005       N/A/2/
AIM Leisure Fund
   Class A Shares...............  Voluntary     1.40%      July 1, 2005       N/A/2/
   Class B Shares...............  Voluntary     2.15%    August 12, 2003      N/A/2/
   Class C Shares...............  Voluntary     2.15%     April 1, 2005       N/A/2/
   Class R Shares...............  Voluntary     1.65%    October 25, 2005     N/A/2/
   Investor Class Shares........  Voluntary     1.40%     April 1, 2005       N/A/2/
AIM Technology Fund
   Class A Shares............... Contractual    1.55%      July 1, 2005    June 30, 2007
   Class B Shares............... Contractual    2.30%      July 1, 2005    June 30, 2007
   Class C Shares............... Contractual    2.30%      July 1, 2005    June 30, 2007
   Investor Class Shares........ Contractual    1.55%      July 1, 2005    June 30, 2007
   Institutional Class Shares... Contractual    1.30%      July 1, 2005    June 30, 2007
AIM Utilities Fund
   Class A Shares............... Contractual    1.30%     April 1, 2006    June 30, 2007
   Class B Shares............... Contractual    2.05%     April 1, 2006    June 30, 2007
   Class C Shares............... Contractual    2.05%     April 1, 2006    June 30, 2007
   Investor Class Shares........ Contractual    1.30%     April 1, 2006    June 30, 2007
   Institutional Class Shares... Contractual    1.05%     April 1, 2006    June 30, 2007

                             AIM Tax-Exempt Funds

                                                       Effective Date
                               Contractual/  Expense     of Current   Expiration
Fund                            Voluntary   Limitation     Limit         Date
----                           ------------ ---------- -------------- ----------
AIM High Income Municipal Fund
   Class A Shares.............  Voluntary      0.65%   April 1, 2006    N/A/2/
   Class B Shares.............  Voluntary      1.40%   April 1, 2006    N/A/2/
   Class C Shares.............  Voluntary      1.40%   April 1, 2006    N/A/2/

See page 9 for footnotes to Exhibit A.

FUNDS WITH FISCAL YEAR END OF JULY 31

                        AIM Investment Securities Funds

                                 Contractual/  Expense    Effective Date of  Expiration
Fund                              Voluntary   Limitation    Current Limit       Date
----                             ------------ ----------  ----------------- -------------
AIM Global Real Estate Fund
   Class A Shares............... Contractual     1.40%      July 1, 2005    June 30, 2007
   Class B Shares............... Contractual     2.15%     April 29, 2005   June 30, 2007
   Class C Shares............... Contractual     2.15%     April 29, 2005   June 30, 2007
   Class R Shares............... Contractual     1.65%     April 29, 2005   June 30, 2007
   Institutional Class Shares... Contractual     1.15%     April 29, 2005   June 30, 2007
AIM Short Term Bond Fund
   Class A Shares............... Contractual     0.85%      July 1, 2005    June 30, 2007
   Class C Shares............... Contractual     1.10%/3/ February 1, 2006  June 30, 2007
   Class R Shares............... Contractual     1.10%    August 30, 2002   June 30, 2007
   Institutional Class Shares... Contractual     0.60%    August 30, 2002   June 30, 2007
AIM Total Return Bond Fund
   Class A Shares............... Contractual     1.15%      July 1, 2005    June 30, 2007
   Class B Shares............... Contractual     1.90%      July 1, 2002    June 30, 2007
   Class C Shares............... Contractual     1.90%      July 1, 2002    June 30, 2007
   Class R Shares............... Contractual     1.40%      July 1, 2002    June 30, 2007
   Institutional Class Shares... Contractual     0.90%      July 1, 2002    June 30, 2007
AIM Total Return Bond Fund
   Class A Shares...............  Voluntary      1.00%      July 1, 2002       N/A/2/
   Class B Shares...............  Voluntary      1.75%      July 1, 2002       N/A/2/
   Class C Shares...............  Voluntary      1.75%      July 1, 2002       N/A/2/
   Class R Shares...............  Voluntary      1.25%     April 30, 2004      N/A/2/
   Institutional Class Shares...  Voluntary      0.75%     April 30, 2004      N/A/2/

                                AIM Stock Funds

                                 Contractual/  Expense   Effective Date of  Expiration
Fund                              Voluntary   Limitation   Current Limit       Date
----                             ------------ ---------- ----------------- -------------
AIM Dynamics Fund
   Class A Shares............... Contractual     1.90%     July 1, 2005    July 31, 2006
   Class B Shares............... Contractual     2.65%   August 12, 2003   July 31, 2006
   Class C Shares............... Contractual     2.65%   August 12, 2003   July 31, 2006
   Class R Shares............... Contractual     2.15%   October 25, 2005  July 31, 2006
   Investor Class Shares........ Contractual     1.90%   August 12, 2003   July 31, 2006
   Institutional Class Shares... Contractual     1.65%   August 12, 2003   July 31, 2006
AIM Dynamics Fund
   Class A Shares...............  Voluntary      1.20%     July 1, 2005       N/A/2/
   Class B Shares...............  Voluntary      1.95%   August 12, 2003      N/A/2/
   Class C Shares...............  Voluntary      1.95%   August 12, 2003      N/A/2/
   Class R Shares...............  Voluntary      1.45%   October 25, 2005     N/A/2/
   Investor Class Shares........  Voluntary      1.20%   August 12, 2003      N/A/2/
   Institutional Class Shares...  Voluntary      0.95%   August 12, 2003      N/A/2/
AIM S&P 500 Index Fund
   Investor Class Shares........ Contractual     0.60%    August 1, 2005   June 30, 2007
   Institutional Class Shares... Contractual     0.35%   August 12, 2003   June 30, 2007

See page 9 for footnotes to Exhibit A.

FUNDS WITH FISCAL YEAR END OF AUGUST 31

                          AIM Counselor Series Trust

                                 Contractual/  Expense   Effective Date of   Expiration
Fund                              Voluntary   Limitation   Current Limit        Date
----                             ------------ ---------- ----------------- ---------------
AIM Floating Rate Fund
   Class A Shares...............  Voluntary      1.50%    April 14, 2006       N/A/2/
   Class B1 Shares..............  Voluntary      1.50%      May 1, 1997        N/A/2/
   Class C Shares...............  Voluntary      2.00%    April 14, 2006       N/A/2/
   Class R Shares...............  Voluntary      1.75%    April 14, 2006       N/A/2/
   Institutional Class Shares...  Voluntary      1.25%    April 14, 2006       N/A/2/
AIM Multi-Sector Fund
   Class A Shares............... Contractual     1.90%     July 1, 2005    August 31, 2006
   Class B Shares............... Contractual     2.65%    August 12, 2003  August 31, 2006
   Class C Shares............... Contractual     2.65%    August 12, 2003  August 31, 2006
   Institutional Class Shares... Contractual     1.65%    August 12, 2003  August 31, 2006
AIM Structured Core Fund
   Class A...................... Contractual     1.00%    March 31, 2006    June 30, 2007
   Class B...................... Contractual     1.75%    March 31, 2006    June 30, 2007
   Class C...................... Contractual     1.75%    March 31, 2006    June 30, 2007
   Class R...................... Contractual     1.25%    March 31, 2006    June 30, 2007
   Institutional Class.......... Contractual     0.75%    March 31, 2006    June 30, 2007
AIM Structured Growth Fund
   Class A...................... Contractual     1.00%    March 31, 2006    June 30, 2007
   Class B...................... Contractual     1.75%    March 31, 2006    June 30, 2007
   Class C...................... Contractual     1.75%    March 31, 2006    June 30, 2007
   Class R...................... Contractual     1.25%    March 31, 2006    June 30, 2007
   Institutional Class.......... Contractual     0.75%    March 31, 2006    June 30, 2007
AIM Structured Value Fund
   Class A...................... Contractual     1.00%    March 31, 2006    June 30, 2007
   Class B...................... Contractual     1.75%    March 31, 2006    June 30, 2007
   Class C...................... Contractual     1.75%    March 31, 2006    June 30, 2007
   Class R...................... Contractual     1.25%    March 31, 2006    June 30, 2007
   Institutional Class.......... Contractual     0.75%    March 31, 2006    June 30, 2007

FUNDS WITH FISCAL YEAR END OF OCTOBER 31

                               AIM Equity Funds

                                 Contractual/  Expense   Effective Date of  Expiration
Fund                              Voluntary   Limitation   Current Limit       Date
----                             ------------ ---------- ----------------- -------------
AIM Capital Development Fund
   Class A Shares...............  Voluntary      1.55%    July 18, 2005       N/A/2/
   Class B Shares...............  Voluntary      2.30%    July 18, 2005       N/A/2/
   Class C Shares...............  Voluntary      2.30%    July 18, 2005       N/A/2/
   Class R Shares...............  Voluntary      1.80%    July 18, 2005       N/A/2/
   Investor Class Shares........  Voluntary      1.55%    July 18, 2005       N/A/2/
   Institutional Class Shares...  Voluntary      1.30%    July 18, 2005       N/A/2/
AIM Diversified Dividend Fund
   Class A Shares............... Contractual     1.40%     July 1, 2005    June 30, 2007
   Class B Shares............... Contractual     2.15%     May 2, 2003     June 30, 2007
   Class C Shares............... Contractual     2.15%     May 2, 2003     June 30, 2007
   Class R Shares............... Contractual     1.65%   October 25, 2005  June 30, 2007
   Investor Class Shares........ Contractual     1.40%    July 15, 2005    June 30, 2007
   Institutional Class Shares... Contractual     1.15%   October 25, 2005  June 30, 2007

See page 9 for footnotes to Exhibit A.

                                 Contractual/  Expense    Effective Date of  Expiration
Fund                              Voluntary   Limitation    Current Limit       Date
----                             ------------ ----------  ----------------- -------------
AIM Diversified Dividend Fund
   Class A Shares...............  Voluntary      1.00%      May 2, 2003        N/A/2/
   Class B Shares...............  Voluntary      1.65%      May 2, 2003        N/A/2/
   Class C Shares...............  Voluntary      1.65%      May 2, 2003        N/A/2/
   Class R Shares...............  Voluntary      1.25%    October 25, 2005     N/A/2/
   Investor Class Shares........  Voluntary      1.00%     July 15, 2005       N/A/2/
   Institutional Class Shares...  Voluntary      0.75%    October 25, 2005     N/A/2/
AIM Large Cap Basic Value Fund
   Class A Shares............... Contractual     1.22%      July 1, 2005    June 30, 2007
   Class B Shares............... Contractual     1.97%      July 1, 2005    June 30, 2007
   Class C Shares............... Contractual     1.97%      July 1, 2005    June 30, 2007
   Class R Shares............... Contractual     1.47%      July 1, 2005    June 30, 2007
   Investor Class Shares........ Contractual     1.22%      July 1, 2005    June 30, 2007
   Institutional Class Shares... Contractual     0.97%      July 1, 2005    June 30, 2007
AIM Large Cap Growth Fund
   Class A Shares............... Contractual     1.32%      July 1, 2005    June 30, 2007
   Class B Shares............... Contractual     2.07%      July 1, 2005    June 30, 2007
   Class C Shares............... Contractual     2.07%      July 1, 2005    June 30, 2007
   Class R Shares............... Contractual     1.57%      July 1, 2005    June 30, 2007
   Investor Class Shares........ Contractual     1.32%      July 1, 2005    June 30, 2007
   Institutional Class Shares... Contractual     1.07%      July 1, 2005    June 30, 2007
AIM Select Basic Value Fund
   Class A Shares...............  Voluntary      1.75%/3/ August 30, 2002      N/A/2/
   Class B Shares...............  Voluntary      1.75%/3/ August 30, 2002      N/A/2/
   Class C Shares...............  Voluntary      1.75%/3/ August 30, 2002      N/A/2/

                        AIM International Mutual Funds

                                 Contractual/  Expense   Effective Date of    Expiration
Fund                              Voluntary   Limitation   Current Limit         Date
----                             ------------ ---------- ----------------- ----------------
AIM International Core Equity
  Fund
   Class A Shares............... Contractual     2.00%     July 1, 2005    October 31, 2006
   Class B Shares............... Contractual     2.75%    August 12, 2003  October 31, 2006
   Class C Shares............... Contractual     2.75%    August 12, 2003  October 31, 2006
   Class R Shares............... Contractual     2.25%   November 24, 2003 October 31, 2006
   Investor Class Shares........ Contractual     2.00%    August 12, 2003  October 31, 2006
   Institutional Class Shares... Contractual     1.75%    April 30, 2004   October 31, 2006

                             AIM Investment Funds

                                 Contractual/  Expense   Effective Date of  Expiration
Fund                              Voluntary   Limitation   Current Limit       Date
----                             ------------ ---------- ----------------- -------------
AIM China Fund
   Class A Shares............... Contractual     2.05%    March 31, 2006   June 30, 2007
   Class B Shares............... Contractual     2.80%    March 31, 2006   June 30, 2007
   Class C Shares............... Contractual     2.80%    March 31, 2006   June 30, 2007
   Institutional Class Shares... Contractual     1.80%    March 31, 2006   June 30, 2007

See page 9 for footnotes to Exhibit A.

                                 Contractual/  Expense    Effective Date of   Expiration
Fund                              Voluntary   Limitation    Current Limit        Date
----                             ------------ ----------  ------------------ -------------
AIM Developing Markets Fund
   Class A Shares............... Contractual     1.75%       July 1, 2005    June 30, 2007
   Class B Shares............... Contractual     2.50%       July 1, 2002    June 30, 2007
   Class C Shares............... Contractual     2.50%       July 1, 2002    June 30, 2007
   Institutional Class Shares... Contractual     1.50%     October 25, 2005  June 30, 2007

AIM Enhanced Short Bond Fund
   Class A Shares............... Contractual     0.85%      March 31, 2006   June 30, 2007
   Class C Shares............... Contractual     1.10%/3/   March 31, 2006   June 30, 2007
   Class R Shares............... Contractual     1.10%      March 31, 2006   June 30, 2007
   Institutional Class Shares... Contractual     0.60%      March 31, 2006   June 30, 2007

AIM Global Health Care Fund
   Class A Shares...............  Voluntary      1.30%      July 18, 2005       N/A/2/
   Class B Shares...............  Voluntary      2.05%      July 18, 2005       N/A/2/
   Class C Shares...............  Voluntary      2.05%      July 18, 2005       N/A/2/
   Investor Class Shares........  Voluntary      1.30%      July 18, 2005       N/A/2/

AIM International Bond Fund
   Class A Shares............... Contractual     1.10%      March 31, 2006   June 30, 2007
   Class B Shares............... Contractual     1.85%      March 31, 2006   June 30, 2007
   Class C Shares............... Contractual     1.85%      March 31, 2006   June 30, 2007
   Institutional Class Shares... Contractual     0.85%      March 31, 2006   June 30, 2007

AIM Japan Fund
   Class A Shares............... Contractual     1.70%      March 31, 2006   June 30, 2007
   Class B Shares............... Contractual     2.45%      March 31, 2006   June 30, 2007
   Class C Shares............... Contractual     2.45%      March 31, 2006   June 30, 2007
   Institutional Class Shares... Contractual     1.45%      March 31, 2006   June 30, 2007

AIM Trimark Endeavor Fund
   Class A Shares............... Contractual     1.90%       July 1, 2005    June 30, 2007
   Class B Shares............... Contractual     2.65%     November 1, 2004  June 30, 2007
   Class C Shares............... Contractual     2.65%     November 1, 2004  June 30, 2007
   Class R Shares............... Contractual     2.15%     November 1, 2004  June 30, 2007
   Institutional Class Shares... Contractual     1.65%     November 1, 2004  June 30, 2007

AIM Trimark Fund
   Class A Shares............... Contractual     2.15%       July 1, 2005    June 30, 2007
   Class B Shares............... Contractual     2.90%     November 1, 2004  June 30, 2007
   Class C Shares............... Contractual     2.90%     November 1, 2004  June 30, 2007
   Class R Shares............... Contractual     2.40%     November 1, 2004  June 30, 2007
   Institutional Class Shares... Contractual     1.90%     November 1, 2004  June 30, 2007

AIM Trimark Small Companies Fund
   Class A Shares............... Contractual     1.50%    September 30, 2005 June 30, 2007
   Class B Shares............... Contractual     2.25%    September 30, 2005 June 30, 2007
   Class C Shares............... Contractual     2.25%    September 30, 2005 June 30, 2007
   Class R Shares............... Contractual     1.75%    September 30, 2005 June 30, 2007
   Institutional Class Shares... Contractual     1.25%    September 30, 2005 June 30, 2007

See page 9 for footnotes to Exhibit A.

FUNDS WITH FISCAL YEAR END OF DECEMBER 31

                                AIM Funds Group

                                 Contractual/  Expense   Effective Date of    Expiration
Fund                              Voluntary   Limitation   Current Limit         Date
----                             ------------ ---------- ----------------- -----------------
AIM Basic Balanced Fund
   Class A Shares...............  Voluntary      1.25%     July 18, 2005        N/A/2/
   Class B Shares...............  Voluntary      2.00%     July 18, 2005        N/A/2/
   Class C Shares...............  Voluntary      2.00%     July 18, 2005        N/A/2/
   Class R Shares...............  Voluntary      1.50%     July 18, 2005        N/A/2/
   Investor Class Shares........  Voluntary      1.25%     July 18, 2005        N/A/2/
   Institutional Class Shares...  Voluntary      1.00%     July 18, 2005        N/A/2/

AIM European Small Company Fund
   Class A Shares............... Contractual     1.90%     July 1, 2005      June 30, 2007
   Class B Shares............... Contractual     2.65%      May 1, 2002      June 30, 2007
   Class C Shares............... Contractual     2.65%      May 1, 2002      June 30, 2007

AIM Global Value Fund
   Class A Shares............... Contractual     1.90%     July 1, 2005      June 30, 2007
   Class B Shares............... Contractual     2.65%      May 1, 2002      June 30, 2007
   Class C Shares............... Contractual     2.65%      May 1, 2002      June 30, 2007
   Institutional Class Shares... Contractual     1.65%      May 1, 2002      June 30, 2007

AIM International Small Company
  Fund
   Class A Shares............... Contractual     1.90%     July 1, 2005    December 31, 2006
   Class B Shares............... Contractual     2.65%      May 1, 2002    December 31, 2006
   Class C Shares............... Contractual     2.65%      May 1, 2002    December 31, 2006
   Institutional Class Shares... Contractual     1.65%      May 1, 2002    December 31, 2006

AIM Mid Cap Basic Value Fund
   Class A Shares...............  Voluntary      1.70%     July 1, 2005         N/A/2/
   Class B Shares...............  Voluntary      2.45%   December 31, 2001      N/A/2/
   Class C Shares...............  Voluntary      2.45%   December 31, 2001      N/A/2/
   Class R Shares...............  Voluntary      1.95%   December 31, 2001      N/A/2/
   Institutional Class Shares...  Voluntary      1.45%   December 31, 2001      N/A/2/

                               AIM Growth Series

                                 Contractual/  Expense   Effective Date of  Expiration
Fund                              Voluntary   Limitation   Current Limit       Date
----                             ------------ ---------- ----------------- -------------

AIM Small Cap Growth Fund
   Class A Shares............... Contractual     1.90%    April 10, 2006   July 31, 2006
   Class B Shares............... Contractual     2.65%    April 10, 2006   July 31, 2006
   Class C Shares............... Contractual     2.65%    April 10, 2006   July 31, 2006
   Class R Shares............... Contractual     2.15%    April 10, 2006   July 31, 2006
   Investor Class Shares........ Contractual     1.90%    April 10, 2006   July 31, 2006
   Institutional Class Shares... Contractual     1.65%    April 10, 2006   July 31, 2006

AIM Small Cap Growth Fund
   Class A Shares...............  Voluntary      1.50%    April 10, 2006      N/A/2/
   Class B Shares...............  Voluntary      2.25%    April 10, 2006      N/A/2/
   Class C Shares...............  Voluntary      2.25%    April 10, 2006      N/A/2/
   Class R Shares...............  Voluntary      1.75%    April 10, 2006      N/A/2/
   Investor Class Shares........  Voluntary      1.50%    April 10, 2006      N/A/2/
   Institutional Class Shares...  Voluntary      1.25%    April 10, 2006      N/A/2/

See page 9 for footnotes to Exhibit A.

                                 Contractual/  Expense   Effective Date of  Expiration
Fund                              Voluntary   Limitation   Current Limit       Date
----                             ------------ ---------- ----------------- -------------
AIM Global Equity Fund
   Class A Shares............... Contractual     1.75%     July 1, 2005    June 30, 2007
   Class B Shares............... Contractual     2.50%    August 27, 1999  June 30, 2007
   Class C Shares............... Contractual     2.50%    August 27, 1999  June 30, 2007
   Class R Shares............... Contractual     2.00%    August 27, 1999  June 30, 2007
   Institutional Class Shares... Contractual     1.50%    August 27, 1999  June 30, 2007

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

/2/ AIM may establish, amend or terminate voluntary waivers at any time in its sole discretion after consultation with the Trust.

/3/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by A I M Distributors, Inc.

                    EXHIBIT "B" - ASSET ALLOCATION FUNDS/1/

AIM Growth Series

                                                                           Effective Date
                     Contractual/ Expense                                    of Current      Expiration
Fund                  Voluntary   Limitation/2/                                Limit            Date
----                 ------------ -------------                            --------------- --------------
AIM Conservative
  Allocation Fund
   Class A Shares    Contractual  Limit Other Expenses to 0.23% of         January 1, 2006 June 30, 2007
                                  average daily net assets

   Class B Shares    Contractual  Limit Other Expenses to 0.23% of         January 1, 2006 June 30, 2007
                                  average daily net assets

   Class C Shares    Contractual  Limit Other Expenses to 0.23% of         January 1, 2006 June 30, 2007
                                  average daily net assets

   Class R Shares    Contractual  Limit Other Expenses to 0.23% of         January 1, 2006 June 30, 2007
                                  average daily net assets

   Institutional     Contractual  Limit Other Expenses to 0.23% of         January 1, 2006 June 30, 2007
     Class Shares                 average daily net assets


AIM Growth
  Allocation Fund
   Class A Shares    Contractual  Limit Other Expenses to 0.21% of         January 1, 2006 June 30, 2007
                                  average daily net assets

   Class B Shares    Contractual  Limit Other Expenses to 0.21% of         January 1, 2006 June 30, 2007
                                  average daily net assets

   Class C Shares    Contractual  Limit Other Expenses to 0.21% of         January 1, 2006 June 30, 2007
                                  average daily net assets

   Class R Shares    Contractual  Limit Other Expenses to 0.21% of         January 1, 2006 June 30, 2007
                                  average daily net assets

   Institutional     Contractual  Limit Other Expenses to 0.21% of         January 1, 2006 June 30, 2007
     Class Shares                 average daily net assets



AIM Income
  Allocation Fund
   Class A           Contractual  Limit Other Expenses to 0.03% of         January 1, 2006 June 30, 2007
                                  average daily net assets

   Class B           Contractual  Limit Other Expenses to 0.03% of         January 1, 2006 June 30, 2007
                                  average daily net assets

   Class C           Contractual  Limit Other Expenses to 0.03% of         January 1, 2006 June 30, 2007
                                  average daily net assets

   Class R           Contractual  Limit Other Expenses to 0.03% of         January 1, 2006 June 30, 2007
                                  average daily net assets

   Institutional     Contractual  Limit Other Expenses to 0.03% of         January 1, 2006 June 30, 2007
     Class                        average daily net assets



See page 12 for footnotes to Exhibit B.

                     Contractual/ Expense                                  Effective Date     Expiration
Fund                  Voluntary   Limitation/2/                            of Current Limit      Date
----                 ------------ -------------                            ---------------- --------------
AIM International
Allocation Fund
   Class A           Contractual  Limit Other Expenses to 0.18% of         October 31, 2005 June 30, 2007
                                  average daily net assets

   Class B           Contractual  Limit Other Expenses to 0.18% of         October 31, 2005 June 30, 2007
                                  average daily net assets

   Class C           Contractual  Limit Other Expenses to 0.18% of         October 31, 2005 June 30, 2007
                                  average daily net assets

   Class R           Contractual  Limit Other Expenses to 0.18% of         October 31, 2005 June 30, 2007
                                  average daily net assets

   Institutional     Contractual  Limit Other Expenses to 0.18% of         October 31, 2005 June 30, 2007
     Class                        average daily net assets


AIM Moderate
Allocation Fund
   Class A Shares    Contractual  Limit Other Expenses to 0.12% of         January 1, 2006  June 30, 2007
                                  average daily net assets

   Class B Shares    Contractual  Limit Other Expenses to 0.12% of         January 1, 2006  June 30, 2007
                                  average daily net assets

   Class C Shares    Contractual  Limit Other Expenses to 0.12% of         January 1, 2006  June 30, 2007
                                  average daily net assets

   Class R Shares    Contractual  Limit Other Expenses to 0.12% of         January 1, 2006
                                  average daily net assets                                  June 30, 2007

   Institutional     Contractual  Limit Other Expenses to 0.12% of         January 1, 2006  June 30, 2007
     Class Shares                 average daily net assets


AIM Moderate Growth
Allocation Fund
   Class A Shares    Contractual  Limit Other Expenses to 0.12% of         April 29, 2005   June 30, 2007
                                  average daily net assets

   Class B Shares    Contractual  Limit Other Expenses to 0.12% of         April 29, 2005   June 30, 2007
                                  average daily net assets

   Class C Shares    Contractual  Limit Other Expenses to 0.12% of         April 29, 2005   June 30, 2007
                                  average daily net assets

   Class R Shares    Contractual  Limit Other Expenses to 0.12% of         April 29, 2005   June 30, 2007
                                  average daily net assets

   Institutional     Contractual  Limit Other Expenses to 0.12% of         April 29, 2005   June 30, 2007
     Class Shares                 average daily net assets



See page 12 for footnotes to Exhibit B.

                                                                           Effective Date
                     Contractual/ Expense                                    of Current      Expiration
Fund                  Voluntary   Limitation/2/                                Limit            Date
----                 ------------ -------------                            --------------  --------------
AIM Moderately
Conservative
Allocation Fund
   Class A Shares    Contractual  Limit Other Expenses to 0.14% of         April 29, 2005  June 30, 2007
                                  average daily net assets

   Class B Shares    Contractual  Limit Other Expenses to 0.14% of         April 29, 2005  June 30, 2007
                                  average daily net assets

   Class C Shares    Contractual  Limit Other Expenses to 0.14% of         April 29, 2005  June 30, 2007
                                  average daily net assets

   Class R Shares    Contractual  Limit Other Expenses to 0.14% of         April 29, 2005  June 30, 2007
                                  average daily net assets

   Institutional     Contractual  Limit Other Expenses to 0.14% of         April 29, 2005  June 30, 2007
     Class Shares                 average daily net assets


/1/ Other expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the same amount established for Class A shares.

/2/ Other Expenses are defined as all normal operating expenses of the fund, excluding management fees and 12b-1 expenses, if any. The expense limitation is subject to the exclusions as listed in the Memorandum of Agreement.

              EXHIBIT "C" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

FUNDS WITH FISCAL YEAR END OF MARCH 31

                          Tax-Free Investments Trust

                                                           Effective Date
                                   Contractual/  Expense     of Current    Expiration
Fund                                Voluntary   Limitation     Limit          Date
----                               ------------ ---------- -------------- -------------
Tax-Free Cash Reserve Portfolio/3/
   Cash Management Class.......... Contractual     0.22%   June 30, 2005  June 30, 2007
   Corporate Class................ Contractual     0.22%   June 30, 2005  June 30, 2007
   Institutional Class............ Contractual     0.22%   June 30, 2005  June 30, 2007
   Personal Investment Class...... Contractual     0.22%   June 30, 2005  June 30, 2007
   Private Investment Class....... Contractual     0.22%   June 30, 2005  June 30, 2007
   Reserve Class.................. Contractual     0.22%   June 30, 2005  June 30, 2007
   Resource Class................. Contractual     0.22%   June 30, 2005  June 30, 2007

FUNDS WITH FISCAL YEAR END OF AUGUST 31

                         Short-Term Investments Trust

                                                          Effective Date
                                  Contractual/  Expense     of Current    Expiration
Fund                               Voluntary   Limitation     Limit          Date
----                              ------------ ---------- -------------- -------------
Government & Agency Portfolio
   Cash Management Class......... Contractual     0.12%   June 30, 2005  June 30, 2007
   Corporate Class............... Contractual     0.12%   June 30, 2005  June 30, 2007
   Institutional Class........... Contractual     0.12%   June 30, 2005  June 30, 2007
   Personal Investment Class..... Contractual     0.12%   June 30, 2005  June 30, 2007
   Private Investment Class...... Contractual     0.12%   June 30, 2005  June 30, 2007
   Reserve Class................. Contractual     0.12%   June 30, 2005  June 30, 2007
   Resource Class................ Contractual     0.12%   June 30, 2005  June 30, 2007

Government TaxAdvantage Portfolio
   Cash Management Class......... Contractual     0.12%   June 30, 2005  June 30, 2007
   Corporate Class............... Contractual     0.12%   June 30, 2005  June 30, 2007
   Institutional Class........... Contractual     0.12%   June 30, 2005  June 30, 2007
   Personal Investment Class..... Contractual     0.12%   June 30, 2005  June 30, 2007
   Private Investment Class...... Contractual     0.12%   June 30, 2005  June 30, 2007
   Reserve Class................. Contractual     0.12%   June 30, 2005  June 30, 2007
   Resource Class................ Contractual     0.12%   June 30, 2005  June 30, 2007

Liquid Assets Portfolio
   Cash Management Class......... Contractual     0.12%   June 30, 2005  June 30, 2007
   Corporate Class............... Contractual     0.12%   June 30, 2005  June 30, 2007
   Institutional Class........... Contractual     0.12%   June 30, 2005  June 30, 2007
   Personal Investment Class..... Contractual     0.12%   June 30, 2005  June 30, 2007
   Private Investment Class...... Contractual     0.12%   June 30, 2005  June 30, 2007
   Reserve Class................. Contractual     0.12%   June 30, 2005  June 30, 2007
   Resource Class................ Contractual     0.12%   June 30, 2005  June 30, 2007

See page 14 for footnotes to Exhibit C.

                                                         Effective Date
                                 Contractual/  Expense     of Current    Expiration
Fund                              Voluntary   Limitation     Limit          Date
----                             ------------ ---------- -------------- -------------
STIC Prime Portfolio
   Cash Management Class........ Contractual     0.12%   June 30, 2005  June 30, 2007
   Corporate Class.............. Contractual     0.12%   June 30, 2005  June 30, 2007
   Institutional Class.......... Contractual     0.12%   June 30, 2005  June 30, 2007
   Personal Investment Class.... Contractual     0.12%   June 30, 2005  June 30, 2007
   Private Investment Class..... Contractual     0.12%   June 30, 2005  June 30, 2007
   Reserve Class................ Contractual     0.12%   June 30, 2005  June 30, 2007
   Resource Class............... Contractual     0.12%   June 30, 2005  June 30, 2007

Treasury Portfolio
   Cash Management Class........ Contractual     0.12%   June 30, 2005  June 30, 2007
   Corporate Class.............. Contractual     0.12%   June 30, 2005  June 30, 2007
   Institutional Class.......... Contractual     0.12%   June 30, 2005  June 30, 2007
   Personal Investment Class.... Contractual     0.12%   June 30, 2005  June 30, 2007
   Private Investment Class..... Contractual     0.12%   June 30, 2005  June 30, 2007
   Reserve Class................ Contractual     0.12%   June 30, 2005  June 30, 2007
   Resource Class............... Contractual     0.12%   June 30, 2005  June 30, 2007

/1/  The expense limit shown excludes Rule 12b-1 fees.

/2/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.

/3/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                    EXHIBIT "D" - VARIABLE INSURANCE FUNDS

AIM Variable Insurance Funds

                                 Contractual/  Expense   Effective Date of   Expiration
Fund                              Voluntary   Limitation   Current Limit        Date
----                             ------------ ---------- ----------------- --------------
AIM V.I. Basic Balanced Fund
   Series I Shares.............. Contractual     0.91%     July 1, 2005    April 30, 2008
   Series II Shares............. Contractual     1.16%     July 1, 2005    April 30, 2008

AIM V.I. Basic Value Fund
   Series I Shares.............. Contractual     1.30%    January 1, 2005  April 30, 2008
   Series II Shares............. Contractual     1.45%    January 1, 2005  April 30, 2008

AIM V.I. Capital Appreciation
  Fund
   Series I Shares.............. Contractual     1.30%    January 1, 2005  April 30, 2008
   Series II Shares............. Contractual     1.45%    January 1, 2005  April 30, 2008

AIM V.I. Capital Development
  Fund
   Series I Shares.............. Contractual     1.30%    January 1, 2005  April 30, 2008
   Series II Shares............. Contractual     1.45%    January 1, 2005  April 30, 2008

AIM V.I. Core Equity Fund
   Series I Shares.............. Contractual     1.30%    January 1, 2005  April 30, 2008
   Series II Shares............. Contractual     1.45%    January 1, 2005  April 30, 2008

AIM V.I. Demographic Trends Fund
   Series I Shares.............. Contractual     1.01%     July 1, 2005    April 30, 2008
   Series II Shares............. Contractual     1.26%     July 1, 2005    April 30, 2008

AIM V.I. Diversified Dividend
  Fund
   Series I Shares.............. Contractual     1.00%      May 1, 2006    April 30, 2008
   Series II Shares............. Contractual     1.25%      May 1, 2006    April 30, 2008

AIM V.I. Diversified Income Fund
   Series I Shares.............. Contractual     0.75%     July 1, 2005    April 30, 2008
   Series II Shares............. Contractual     1.00%     July 1, 2005    April 30, 2008

AIM V.I. Dynamics Fund
   Series I Shares.............. Contractual     1.30%    April 30, 2004   April 30, 2008
   Series II Shares............. Contractual     1.45%    April 30, 2004   April 30, 2008

AIM V.I. Financial Services Fund
   Series I Shares.............. Contractual     1.30%    April 30, 2004   April 30, 2008
   Series II Shares............. Contractual     1.45%    April 30, 2004   April 30, 2008

AIM V.I. Global Equity Fund
   Series I Shares.............. Contractual     1.10%      May 1, 2006    April 30, 2008
   Series II Shares............. Contractual     1.35%      May 1, 2006    April 30, 2008

AIM V.I. Global Health Care Fund
   Series I Shares.............. Contractual     1.30%    April 30, 2004   April 30, 2008

See page 17 for footnotes to Exhibit D.

                                 Contractual/  Expense   Effective Date of    Expiration
Fund                              Voluntary   Limitation   Current Limit         Date
----                             ------------ ---------- ------------------ --------------
   Series II Shares............. Contractual     1.45%     April 30, 2004   April 30, 2008
AIM V.I. Government Securities
  Fund
   Series I Shares.............. Contractual     0.73%      July 1, 2005    April 30, 2008
   Series II Shares............. Contractual     0.98%      July 1, 2005    April 30, 2008
AIM V.I. High Yield Fund
   Series I Shares.............. Contractual     0.95%      July 1, 2005    April 30, 2008
   Series II Shares............. Contractual     1.20%     April 30, 2004   April 30, 2008
AIM V.I. International Core
  Equity Fund
   Series I Shares.............. Contractual     1.10%      May 1, 2006     April 30, 2008
   Series II Shares............. Contractual     1.35%      May 1, 2006     April 30, 2008
AIM V.I. International Growth
  Fund
   Series I Shares.............. Contractual     1.30%    January 1, 2005   April 30, 2008
   Series II Shares............. Contractual     1.45%    January 1, 2005   April 30, 2008
AIM V.I. Large Cap Growth Fund
   Series I Shares.............. Contractual     1.01%      July 1, 2005    April 30, 2008
   Series II Shares............. Contractual     1.26%      July 1, 2005    April 30, 2008
AIM V.I. Leisure Fund
   Series I Shares.............. Contractual     1.01%     April 30, 2004   April 30, 2008
   Series II Shares............. Contractual     1.26%     April 30, 2004   April 30, 2008
AIM V.I. Mid Cap Core Equity
  Fund
   Series I Shares.............. Contractual     1.30%   September 10, 2001 April 30, 2008
   Series II Shares............. Contractual     1.45%   September 10, 2001 April 30, 2008
AIM V.I. Money Market Fund
   Series I Shares.............. Contractual     1.30%    January 1, 2005   April 30, 2008
   Series II Shares............. Contractual     1.45%    January 1, 2005   April 30, 2008
AIM V.I. Real Estate Fund/1/
   Series I Shares.............. Contractual     1.30%     April 30, 2004   April 30, 2008
   Series II Shares............. Contractual     1.45%     April 30, 2004   April 30, 2008
AIM V.I. Small Cap Equity Fund
   Series I Shares.............. Contractual     1.15%      July 1, 2005    April 30, 2008
   Series II Shares............. Contractual     1.40%      July 1, 2005    April 30, 2008
AIM V.I. Small Company Growth
  Fund/2/
   Series I Shares.............. Contractual     1.20%      July 1, 2005    April 30, 2008
   Series II Shares............. Contractual     1.45%     April 30, 2004   April 30, 2008

See page 17 for footnotes to Exhibit D.

                                 Contractual/  Expense   Effective Date of    Expiration
Fund                              Voluntary   Limitation   Current Limit         Date
----                             ------------ ---------- ------------------ --------------
AIM V.I. Technology Fund
   Series I Shares.............. Contractual     1.30%     April 30, 2004   April 30, 2008
   Series II Shares............. Contractual     1.45%       April 30, 2004 April 30, 2008
AIM V.I. Utilities Fund
   Series I Shares.............. Contractual     0.93%   September 23, 2005 April 30, 2008
   Series II Shares............. Contractual     1.18%   September 23, 2005 April 30, 2008

--------
/1/ AIM V.I. Real Estate Fund is scheduled to change its name to AIM V.I. Global Real Estate Fund on July 3, 2006.

/2/ AIM V.I. Small Company Growth Fund is scheduled to change its name to AIM V.I. Small Cap Growth Fund on July 3, 2006.